Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S. C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of 8x8, Inc. (the "Company") for the period ended September 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Samuel Wilson, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ SAMUEL WILSON
Samuel Wilson
Chief Financial Officer
(Principal Financial, Accounting and Duly Authorized Officer)

October 29, 2020

This certification accompanies this Report pursuant to § 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, or otherwise required, be deemed filed by the Company for purposes of § 18 of the Securities Exchange Act of 1934, as amended.